Supplement dated August 1, 2022, to the following Prospectuses dated April 29, 2022:

•  Waddell & Reed Advisors Retirement Builder Variable Annuity

•  Waddell & Reed Advisors Retirement Builder II Variable Annuity

•  Waddell & Reed Advisors Accumulator Variable Universal Life

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectuses.

Effective July 29, 2022, the Delaware Ivy VIP Global Equity Income Fund changed its name to the Delaware VIP Global Value Equity Fund and the Delaware Ivy VIP Securian Real Estate Securities Fund changed its name to the Delaware VIP Real Estate Securities Fund. All references to Delaware Ivy VIP Global Equity Income Fund and Delaware Ivy VIP Securian Real Estate Securities are hereby replaced with the Delaware VIP Global Value Equity Fund and Delaware VIP Real Estate Securities Fund, respectively.

Please retain this supplement for future reference

F101396 08-2022